UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08299

Oppenheimer International Small-Mid Company Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: August 31

Date of reporting period: 8/31/2016

Item 1. Reports to Stockholders.

Annual Report 8/31/2016

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer International Small-Mid Company Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 8/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI ACWI Ex USA SMID Net Index	MSCI All Country World Ex U.S. Small Cap Net Index
1-Year	5.29%	-0.76%	6.39%	7.49%
5-Year	13.47	12.13	4.78	5.23
10-Year	9.46	8.82	3.68	4.41

Prior to 12/29/15, the Fund’s name was Oppenheimer International Small Company Fund.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2       OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 5.29% during the one-year period ended August 31, 2016. In comparison, the MSCI ACWI ex USA SMID Net Index (the “Index”) returned 6.39% over the same period. Over the longer-term, the Fund’s Class A shares (without sales charge) produced 5- and 10-year returns of 13.47% and 9.46% for the periods ended August 31, 2016, respectively. The Fund outperformed the Index’s returns of 4.78% and 3.68%, respectively, over those same periods. On a cumulative basis, the Fund’s Class A shares (without sales charge) achieved 5- and 10-year returns of 88.08% and 146.96%, respectively. The Index achieved cumulative returns of 26.29% and 43.55%, over those same periods.

As a reminder, effective December 29, 2015, the Fund’s name changed from Oppenheimer International Small Company Fund to Oppenheimer International Small-Mid Company Fund and its benchmark changed from the MSCI ACWI ex USA Small Cap Net Index to the MSCI ACWI ex USA SMID Net Index. The new name and benchmark better reflect the Fund’s investment focus in small- and mid-cap companies outside of the

U.S., and also enables the portfolio manager greater flexibility to invest in mid-cap stocks in addition to small-cap stocks. The Fund considers small- and mid-cap companies to be those having a market capitalization in the range of the MSCI ACWI ex USA SMID Net Index. The increased ability to invest in the mid-cap universe opens up new possibilities, but it does preclude the Fund from investing meaningfully in micro-cap stocks. At the

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Fund’s current size, investments in micro-cap stocks are limited. The portfolio will have the potential to lag in environments where micro-cap stocks are posting strong performance. This change is also reflected in the weighted average market cap of the portfolio. As of the end of the reporting period, the weighted average market cap for the Fund was approximately $4.3 billion. Comparatively, the Fund’s new benchmark has an average weighted market cap of $4.9 billion.

MARKET OVERVIEW

The last 12 months in equity markets were driven primarily by macro events and not underlying company fundamentals. The closing months of 2015 were marked by uncertainty around U.S. interest rate cuts. 2016 was off to a strong start around commodity price recoveries, but global growth concerns continued to weigh on global equity markets. Global equity markets were surprised and experienced a short-term sell-off around the United Kingdom’s vote to leave the European Union (commonly known as “Brexit”). Macro factors such as these create risk on/risk off market environments, which have tended to obscure fundamentals and increase market volatility.

FUND REVIEW AND PORTFOLIO POSITIONING

Particularly in times like these, it is important keep the long-term philosophy of the Fund in mind. We like to be long-term investors in high-quality businesses as we believe that is the most compelling way to generate meaningful returns for shareholders. Typically such companies tend to be richly valued; therefore we look to invest in times of adversity or perceived adversity. We believe that our job is to identify non-obvious long-term insights (i.e. structural growth themes) that investors can benefit from. This is where we focus, rather than seeking trading opportunities in highly cyclical businesses.

Current structural themes in the portfolio include technological leadership, high value bottlenecks, advances in pharmaceuticals and biotechnology, leaders in concentrated industries, brand and intellectual property, e-commerce, specialty financials and restructuring. The Fund tends to be concentrated in sectors where there is more differentiation and organic growth potential and typically avoids highly cyclical, commoditized and heavily regulated industries and companies.

We anticipate this Fund will likely underperform in shorter time periods when macro factors are overwhelming the market. For much of the reporting period, equity market returns were driven by macro factors such as interest rate speculation, currencies and commodities. As a result, the Fund posted strong absolute performance, but weaker relative performance versus the Index during the reporting period. As commodities rallied, our lack of exposure to Energy and the Fund’s underweight position to Materials detracted from performance. Conversely, Fund holdings in the Health Care sector that fit into our structural growth themes around

4 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

advances in pharmaceuticals in biotechnology contributed to performance. Our underweight in Financials coupled with stock selection also contributed to performance. It is important to remember that our asset allocation from both a sector and country perspective is a result of the bottom-up investment process that we employ.

One of the largest structural themes in the portfolio has been advances in biotechnology and pharmaceuticals and we have had some bright spots, but also some holdings with shorter term challenges. Lonza Group AG, one of the Fund’s largest holdings, is a German bio manufacturing company. Lonza benefits from several trends, including structural growth in biologics and high-value bottlenecks, since manufacturers are designed into the process. The company has also undergone a restructuring. It has been a holding since early 2013 and continues to be a strong contributor to performance. Vectura Group plc is a U.K. pharmaceuticals company with expertise in designing and manufacturing inhaled therapeutics for respiratory diseases. Such products require highly specialized knowledge because the devices are difficult to design to ensure consistent kinetics of the drug molecules to the lung. Historically, the company would design drugs for large pharmaceutical companies for modest royalties. Under new management, the company is focused on developing its pipeline of proprietary products that we believe will be more profitable. The stock price has been challenged recently as the market has been questioning the merger with SkyePharma. We believe the long-term focus should be on the potential of its recently launched Ultibro® and the long-term value of their technology platform and pipeline.

Another common theme in the portfolio is companies undergoing restructuring after a management change. Wine Estates Limited, an Australian Vintner, performed strongly following a recent management change. The new management team brought fast moving consumer goods thinking (atypical to the wine industry) to the company. They segmented brands, optimized distribution channels, leveraged the strength of key brands in China, and divested land ownership.

Broad digitization and e-commerce are structural growth themes displayed in the portfolio and there too we have had some strong contributors and some other long-term holdings that have experienced short-term challenges. Nemetschek is a leading German producer of computer assisted design software (CAD). Building information management (BIM) has become a regulatory requirement in Europe and we are seeing large scale, phased adoption of digital blueprints for new and existing buildings. The company is also expanding into the U.S. where we are seeing large scale adoption as well. Conversely, Ocado Group plc, one of our larger holdings that has been a significant contributor to long-term performance, experienced some stock price volatility and negative market sentiment. Ocado is an online grocery retailer in the United Kingdom that is evolving from just food retail into non-food

5 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

by leveraging its expertise in technology and logistics by licensing that technology to other food retailers globally, allowing them to provide online retail services. The market has grown impatient from the delay in having its third customer fulfillment center online. There has also been a lack of technology licensing opportunities the market anticipated it would have at this point. Ocado has also been impacted by deflationary pressures in the U.K. as the basket/order size has decreased, impacting its margins. The market is also concerned about Amazon Fresh entering the U.K. market and increasing competition. We do believe the structural shift to online retail will happen in grocery, but it may take longer to play out than it did in the media and fashion industries.

In addition to finding companies undergoing restructuring that have the potential to unlock meaningful upside, we have looked for companies that have the potential to benefit from a change in market structure. At the time of investment, Bank of Ireland was benefiting from industry consolidation in Ireland due to increased regulation post financial crisis and has been a contributor to long-term performance. In the near term, however, it has been challenged by the dynamics that have resulted from Brexit and low interest rates in Ireland. The markets have also been disappointed with the market recovery and dividend payments have been put on hold. We do believe that it is well capitalized and the long-term growth opportunity in this company remains intact.

STRATEGY & OUTLOOK

As previously mentioned, the Fund’s name and benchmark changed during the reporting period. The new name and benchmark better reflect the Fund’s investment focus in small- and mid-cap companies outside of the U.S. We believe it is important to be transparent about the potential benefits and challenges of this change. The increased ability to invest in the mid-cap universe opens up new possibilities, but it does preclude the Fund from investing meaningfully in micro-cap stocks. The portfolio will have the potential to lag in environments where micro-cap stocks are posting strong performance.

Our strategy mandate is to profit from long-term growth trends and alpha generation rather than focus on trading short-term volatility which has been the market environment for much of the reporting period. We will continue to look for future leaders in the early stages of their growth with the potential for multi-year gains. It is important to note that we have a long-term investment horizon and are willing to wait for our ideas to play out. We view entry price as a key component of future returns. Therefore, we embrace volatility and seek to take advantage of attractive prices during times of adversity.

Rezo Kanovich Portfolio Manager

6 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Lonza Group AG	2.3%
Ocado Group plc	1.9
Nice Ltd., Sponsored ADR	1.6
H. Lundbeck AS	1.5
Rakuten, Inc.	1.4
Carl Zeiss Meditec AG	1.4
Obic Co. Ltd.	1.3
ASKUL Corp.	1.2
DENTSPLY SIRONA, Inc.	1.2
Ambu AS, Cl. B	1.2

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN GEOGRAPHICAL HOLDINGS

Japan	19.0%
United Kingdom	17.9
United States	12.7
Switzerland	9.1
Germany	7.5
France	4.5
India	4.4
Denmark	3.8
Ireland	3.1
Italy	2.2

Portfolio holdings and allocation are subject to change. Percentages are as of August 31, 2016, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2016, and are based on the total market value of investments.

7 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 8/31/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OSMAX)	11/17/97	5.29%	13.47%	9.46%
Class B (OSMBX)	11/17/97	4.51	12.56	8.90
Class C (OSMCX)	11/17/97	4.48	12.62	8.63
Class I (OSCIX)	12/29/11	5.75	17.92*	N/A
Class R (OSMNX)	3/1/01	5.01	13.15	9.12
Class Y (OSMYX)	9/7/05	5.53	13.82	9.85

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 8/31/16

	Inception Date	1-Year	5-Year	10-Year
Class A (OSMAX)	11/17/97	-0.76%	12.13%	8.82%
Class B (OSMBX)	11/17/97	-0.49	12.31	8.90
Class C (OSMCX)	11/17/97	3.48	12.62	8.63
Class I (OSCIX)	12/29/11	5.75	17.92*	N/A
Class R (OSMNX)	3/1/01	5.01	13.15	9.12
Class Y (OSMYX)	9/7/05	5.53	13.82	9.85

* Shows performance since inception.

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the MSCI ACWI ex USA SMID Net Index and the MSCI ACWI ex USA Small Cap Net Index. The MSCI ACWI ex USA SMID Net Index is designed to measure the equity market performance of small- and mid-cap developed and emerging markets, excluding the United States. The MSCI ACWI ex USA Small Cap Net Index is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. While index comparisons may be useful to provide a

8 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended August 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Actual	Beginning Account Value March 1, 2016	Ending Account Value August 31, 2016	Expenses Paid During 6 Months Ended August 31, 2016
Class A	$ 1,000.00	$ 1,118.00	$ 7.32
Class B	1,000.00	1,113.90	11.27
Class C	1,000.00	1,113.40	11.32
Class I	1,000.00	1,120.30	4.97
Class R	1,000.00	1,116.60	8.60
Class Y	1,000.00	1,119.10	5.98

Hypothetical (5% return before expenses)
Class A	1,000.00	1,018.25	6.97
Class B	1,000.00	1,014.53	10.74
Class C	1,000.00	1,014.48	10.79
Class I	1,000.00	1,020.46	4.73
Class R	1,000.00	1,017.04	8.20
Class Y	1,000.00	1,019.51	5.70

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended August 31, 2016 are as follows:

Class	Expense Ratios
Class A	1.37%
Class B	2.11
Class C	2.12
Class I	0.93
Class R	1.61
Class Y	1.12

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF INVESTMENTS August 31, 2016

	Shares	Value
Common Stocks—91.7%
Consumer Discretionary—15.8%
Automobiles—0.4%
Ferrari NV	534,131	$25,762,960

Hotels, Restaurants & Leisure—0.8%
J.D. Wetherspoon plc	2,354,630	27,508,711
OPAP SA	2,800,583	23,507,568
		51,016,279

Household Durables—1.6%
Cairn Homes plc[1]	17,927,220	21,251,264
De’ Longhi SpA	1,895,149	47,100,070
SEB SA	269,330	35,864,255
		104,215,589

Internet & Catalog Retail—7.4%
ASKUL Corp.	2,196,841	79,179,826
ASOS plc[1]	571,816	34,077,867
boohoo.com plc[1]	31,680,640	34,245,216
Ocado Group plc[1,2]	31,732,400	127,390,563
Qliro Group AB1,2	7,836,819	9,517,561
Rakuten, Inc.	7,414,600	93,548,013
Start Today Co. Ltd.	770,358	35,697,819
Yoox Net-A-Porter Group SpA[1]	1,146,667	35,809,725
Zalando SE1,3	990,167	37,936,000
		487,402,590

Media—0.3%
COOKPAD, Inc.	1,711,100	17,059,162
Zenrin Co. Ltd.	20,900	337,245
		17,396,407

Multiline Retail—0.8%
B&M European Value Retail SA	15,556,950	56,354,113

Specialty Retail—3.4%
Dunelm Group plc	2,296,970	27,103,675
Esprit Holdings Ltd.[1]	50,299,867	44,464,109
SuperGroup plc	3,837,440	74,839,149
USS Co. Ltd.	2,799,800	44,779,675
XXL ASA[3]	3,055,077	36,866,631
		228,053,239

Textiles, Apparel & Luxury Goods—1.1%
Asics Corp.	1,873,200	38,018,044
Salvatore Ferragamo SpA	1,657,628	37,886,373
		75,904,417

	Shares	Value
Consumer Staples—6.9%
Beverages—2.1%
Britvic plc	7,468,660	$63,128,373
Treasury Wine Estates Ltd.	8,687,907	73,163,367
		136,291,740

Food & Staples Retailing—1.5%
Ain Holdings, Inc.	1,163,400	66,073,168
Booker Group plc	16,007,490	37,052,242
		103,125,410

Food Products—2.6%
Ariake Japan Co. Ltd.	1,488,500	70,478,715
Aryzta AG1	328,528	13,102,372
Calbee, Inc.	1,147,800	41,690,359
Greencore Group plc	10,015,290	46,246,878
Pescanova SA1	138,481	1,545
		171,519,869

Household Products—0.5%
Rohto Pharmaceutical Co. Ltd.	2,056,833	32,252,842

Personal Products—0.2%
Colgate-Palmolive India Ltd.	1,000,000	14,107,562

Financials—9.8%
Capital Markets—1.6%
3i Group plc	7,232,128	58,608,500
Avanza Bank Holding AB	414,919	15,225,411
CETIP SA-Mercados Organizados	2,336,244	31,615,837
		105,449,748

Commercial Banks—2.0%
Bank of Ireland[1]	246,347,219	55,605,550
Bankinter SA	5,494,677	40,397,736
Metro Bank plc[1]	1,103,380	34,782,518
		130,785,804

Consumer Finance—0.6%
Shriram Transport Finance Co. Ltd.	2,052,930	37,722,727

Diversified Financial Services—0.1%
Moscow Exchange (The)	4,612,064	8,972,236

Insurance—3.9%
Bajaj Finserv Ltd.	407,129	17,965,944

12 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

	Shares	Value
Insurance (Continued)
Baloise Holding AG	342,502	$40,792,092
Euler Hermes Group	607,590	50,273,283
Grupo Catalana Occidente SA	2,192,719	62,356,166
Helvetia Holding AG	113,126	56,626,809
St James’s Place plc	2,348,791	30,322,923
		258,337,217

Real Estate Investment Trusts (REITs)—0.9%
Hibernia REIT plc[2]	38,486,294	60,013,087

Real Estate Management & Development—0.7%
DLF Ltd.	11,183,062	25,734,144
Oberoi Realty Ltd.	4,829,461	21,698,473
		47,432,617

Health Care—23.0%
Biotechnology—5.4%
Abcam plc	7,938,270	75,656,169
Ablynx NV1	850,918	10,855,712
Amarin Corp. plc, ADR[1]	5,296,270	14,829,556
ARIAD Pharmaceuticals, Inc.[1]	1,852,920	19,159,193
Exact Sciences Corp.[1]	1,796,670	33,184,495
FibroGen, Inc.[1]	351,750	6,088,793
Five Prime Therapeutics, Inc.[1]	390,060	17,154,839
Galapagos NV1	746,282	40,486,089
Genmab AS1	234,271	37,532,660
Medivir AB, Cl. B1	399,920	3,022,613
Neurocrine Biosciences, Inc.[1]	411,320	19,932,567
Prothena Corp. plc, ADR[1]	166,170	8,305,177
Radius Health, Inc.[1]	297,920	16,337,933
Repligen Corp.[1]	1,335,160	41,376,608
Vernalis plc[1]	930,666	516,363
Zealand Pharma AS1	596,935	10,038,188
		354,476,955

Health Care Equipment & Supplies—7.5%
Ambu AS, Cl. B	1,546,753	77,171,691
BioMerieux	391,420	59,564,676
Carl Zeiss Meditec AG	2,518,687	91,618,838
DBV Technologies SA1	754,989	52,247,201
DENTSPLY SIRONA, Inc.	1,263,559	77,658,336

	Shares	Value
Health Care Equipment & Supplies (Continued)
Hogy Medical Co. Ltd.	265,600	$18,055,324
Mazor Robotics Ltd., ADR[1]	445,120	9,961,786
Ossur HF	19,965,567	74,578,834
STRATEC Biomedical AG	544,887	33,985,972
		494,842,658

Life Sciences Tools & Services—4.3%
Bruker Corp.	1,932,200	43,203,992
Genfit[1]	449,840	12,374,006
Lonza Group AG1	798,846	151,507,531
MorphoSys AG1	145,379	6,200,971
Tecan Group AG	448,416	70,713,450
		283,999,950

Pharmaceuticals—5.8%
BTG plc[1]	2,885,860	22,802,809
Dechra Pharmaceuticals plc	865,180	14,779,340
Faes Farma SA	4,740,499	17,597,806
H. Lundbeck AS1	2,540,846	101,653,003
Ipsen SA	431,070	28,017,983
Kyowa Hakko Kirin Co. Ltd.	3,388,000	47,905,855
Medicines Co. (The)[1]	506,690	19,847,047
Nippon Shinyaku Co. Ltd.	1,369,000	63,460,909
UCB SA	289,564	23,802,538
Vectura Group plc[1,2]	25,979,966	44,785,959
		384,653,249

Industrials—16.5%
Aerospace & Defense—1.1%
CAE, Inc.	5,351,036	76,303,472

Air Freight & Couriers—1.2%
Panalpina Welttransport Holding AG	556,245	76,645,016

Building Products—0.6%
Belimo Holding AG	12,149	40,747,320

Commercial Services & Supplies—1.0%
Mitsubishi Pencil Co. Ltd.	1,303,500	63,681,472

Construction & Engineering—0.8%
Balfour Beatty plc[1]	14,788,410	54,828,753

13 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Machinery—5.0%
Aalberts Industries NV	686,778	$23,050,110
Burckhardt Compression Holding AG	89,329	24,705,768
Harmonic Drive Systems, Inc.	921,700	25,812,875
Hoshizaki Corp.	753,500	60,285,685
IMI plc	3,754,210	52,147,027
KUKA AG1	52,761	6,252,927
Metso OYJ	1,407,149	39,351,605
Nabtesco Corp.	1,073,400	27,591,386
Spirax-Sarco Engineering plc	755,469	43,095,584
Wartsila OYJ Abp	710,470	29,197,445
		331,490,412

Road & Rail—0.5%
ComfortDelGro Corp. Ltd.	15,837,000	32,851,165

Trading Companies & Distributors—4.7%
Brenntag AG	801,278	43,621,184
Bunzl plc	1,315,622	40,752,988
Cramo OYJ	2,164,550	56,430,944
Howden Joinery Group plc	8,901,040	53,387,470
IMCD Group NV	800,121	33,065,417
MonotaRO Co. Ltd.	1,149,900	29,038,105
Travis Perkins plc	2,523,231	55,216,942
		311,513,050

Transportation Infrastructure—1.6%
Flughafen Zuerich AG	393,670	72,894,121
Groupe Eurotunnel SE	2,764,260	30,426,310
		103,320,431

Information Technology—15.5%
Electronic Equipment, Instruments, & Components—2.9%
Cognex Corp.	849,310	42,261,666
Halma plc	1,530,141	21,332,791
Renishaw plc	773,270	26,648,820
Topcon Corp.	1,669,700	21,887,148
Yaskawa Electric Corp.	2,995,700	44,190,118
Yokogawa Electric Corp.	2,743,600	35,186,596
		191,507,139

	Shares	Value
Internet Software & Services—3.3%
Istyle, Inc.[2]	5,267,100	$35,298,179
Kakaku.com, Inc.	1,191,686	19,940,486
Moneysupermarket. com Group plc	14,881,182	56,540,224
XING AG2	380,318	76,713,307
Zoopla Property Group plc[3]	8,658,040	33,966,014
		222,458,210

IT Services—3.4%
Altran Technologies SA1	1,578,270	23,273,175
Mindtree Ltd.	3,324,435	27,828,771
Obic Co. Ltd.	1,635,300	83,863,991
SCSK Corp.	969,708	35,688,992
Tech Mahindra Ltd.	7,454,667	52,369,424
		223,024,353

Semiconductors & Semiconductor Equipment—1.0%
Disco Corp.	211,600	23,918,481
Rohm Co. Ltd.	847,800	42,424,965
		66,343,446

Software—4.8%
Cyient Ltd.[2]	5,040,320	37,598,133
Globant SA1	988,595	38,604,635
Nemetschek SE	1,093,705	65,099,529
Nice Ltd., Sponsored ADR	1,512,750	103,517,483
OBIC Business Consultants Co. Ltd.	1,081,200	49,344,639
SimCorp AS	451,295	23,706,837
		317,871,256

Technology Hardware, Storage & Peripherals—0.1%
Tobii AB1	644,295	5,383,844

Materials—3.8%
Chemicals—3.8%
Bayer CropScience Ltd.	355,669	21,296,016
Johnson Matthey plc	616,344	27,083,362
Koninklijke DSM NV	824,769	57,503,020
LANXESS AG	671,875	35,866,223
PI Industries Ltd.	2,588,639	31,357,148
Sika AG	4,969	23,693,587
Symrise AG	692,312	51,112,291
		247,911,647

14 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

	Shares	Value
Telecommunication Services—0.4%
Diversified Telecommunication Services—0.4%
VZ Holding AG	101,368	$27,150,478
Total Common Stocks (Cost $5,119,386,673)		6,063,120,729

Preferred Stock—0.7%
Sartorius AG, Preference (Cost $7,489,347)	531,192	42,022,350

	Shares	Value
Investment Company—6.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.35%[2,4,5] (Cost $459,077,211)	459,077,211	$459,077,211

Total Investments, at Value (Cost $5,585,953,231)	99.3%	6,564,220,290
Net Other Assets (Liabilities)	0.7	45,225,079
Net Assets	100.0%	$6,609,445,369

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares August 31, 2015	Gross Additions	Gross Reductions	Shares August 31, 2016
Cyient Ltd.[a]	5,848,235	—	807,915	5,040,320
Hibernia REIT plc	36,521,343	1,964,951	—	38,486,294
Istyle, Inc.	—	5,267,100[b]	—	5,267,100
Ocado Group plc	16,875,850	14,856,550	—	31,732,400
Oppenheimer Institutional Money Market Fund, Cl. E5	791,651,975	983,175,769	1,315,750,533	459,077,211
Qliro Group AB	7,836,819	—	—	7,836,819
Vectura Group plc[a]	25,088,946	891,020	—	25,979,966
XING AG	300,779	79,539	—	380,318

		Value	Income	Realized loss
Cyient Ltd.		$ —[c]	$572,866	$2,181,606
Hibernia REIT plc		60,013,087	505,020	—
Istyle, Inc.		35,298,179	23,060	—
Ocado Group plc		127,390,563	—	—
Oppenheimer Institutional Money Market Fund, Cl. E5		459,077,211	2,818,765	—
Qliro Group AB		9,517,561	—	—
Vectura Group plc		—[c]	—	—
XING AG		76,713,307	802,820	—
Total		$768,009,908	$4,722,531	$2,181,606

a. No longer an affiliate as of August 31,2016.

b. All or a portion is the result of a corporate action.

c. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $108,768,645 or 1.65% of the Fund’s net assets at period end.

4. Rate shown is the 7-day yield at period end.

5. Effective September 28, 2016, the fund will change its name to Oppenheimer Institutional Government Money Market Fund.

15 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF INVESTMENTS Continued

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
Japan	$1,246,690,075	19.0%
United Kingdom	1,172,600,351	17.9
United States	833,887,314	12.7
Switzerland	598,578,545	9.1
Germany	490,429,591	7.5
France	292,040,890	4.5
India	287,678,342	4.4
Denmark	250,102,378	3.8
Ireland	206,251,512	3.1
Italy	146,559,128	2.2
Finland	124,979,994	1.9
Spain	120,353,253	1.8
Netherlands	113,618,548	1.7
Israel	113,479,268	1.7
Canada	76,303,472	1.2
Belgium	75,144,339	1.1
Iceland	74,578,834	1.1
Australia	73,163,367	1.1
Luxembourg	56,354,113	0.9
Hong Kong	44,464,109	0.7
Norway	36,866,631	0.6
Sweden	33,149,429	0.5
Singapore	32,851,165	0.5
Brazil	31,615,838	0.5
Greece	23,507,568	0.4
Russia	8,972,236	0.1
Total	$6,564,220,290	100.0%

See accompanying Notes to Financial Statements.

16 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES August 31, 2016

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $4,812,121,258)	$5,796,210,382
Affiliated companies (cost 773,831,973)	768,009,908

6,564,220,290

Cash	3,021,973

Cash—foreign currencies (cost $808)	25

Receivables and other assets:
Shares of beneficial interest sold	41,451,959
Dividends	10,555,641
Investments sold	3,075,932
Other	173,480

Total assets	6,622,499,300

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	10,170,460
Foreign capital gains tax	1,657,898
Distribution and service plan fees	655,772
Trustees’ compensation	250,241
Shareholder communications	14,071
Other	305,489

Total liabilities	13,053,931

Net Assets	$6,609,445,369

Composition of Net Assets
Paid-in capital	$5,697,395,702

Accumulated net investment income	9,969,624

Accumulated net realized loss on investments and foreign currency transactions	(74,154,780)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	976,234,823

Net Assets	$6,609,445,369

17 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,678,644,469 and 69,971,976 shares of beneficial interest outstanding)	$38.28
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$40.62

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $6,610,558 and 184,145 shares of beneficial interest outstanding)	$35.90

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $339,117,923 and 9,567,278 shares of beneficial interest outstanding)	$35.45

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,272,537,046 and 33,340,055 shares of beneficial interest outstanding)	$38.17

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $73,150,037 and 1,994,761 shares of beneficial interest outstanding)	$36.67

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $2,239,385,336 and 58,833,380 shares of beneficial interest outstanding)	$38.06

See accompanying Notes to Financial Statements.

18 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF OPERATIONS For the Year Ended August 31, 2016

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $8,264,982)	$79,408,087
Affiliated companies (net of foreign withholding taxes of $290,160)	4,722,531

Total investment income	84,130,618

Expenses
Management fees	47,259,269

Distribution and service plan fees:
Class A	6,059,407
Class B	80,582
Class C	3,270,208
Class R	337,843

Transfer and shareholder servicing agent fees:
Class A	5,415,894
Class B	17,788
Class C	720,432
Class I	339,681
Class R	149,784
Class Y	4,245,966

Shareholder communications:
Class A	50,754
Class C	4,598
Class I	1,917
Class R	668
Class Y	25,215

Custodian fees and expenses	673,346

Trustees’ compensation	102,515

Borrowing fees	90,823

Other	449,933

Total expenses	69,296,623
Less reduction to custodian expenses	(2,037)
Less waivers and reimbursements of expenses	(812,342)

Net expenses	68,482,244

Net Investment Income	15,648,374

19 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENT OF OPERATIONS Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies (net of foreign capital gains tax of $1)	$74,634,382
Affiliated companies	(2,181,606)
Foreign currency transactions	(659,802)

Net realized gain	71,792,974

Net change in unrealized appreciation/depreciation on:
Investments	178,537,510
Translation of assets and liabilities denominated in foreign currencies	72,395,857

Net change in unrealized appreciation/depreciation	250,933,367

Net Increase in Net Assets Resulting from Operations	$338,374,715

See accompanying Notes to Financial Statements.

20 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended August 31, 2016	Year Ended August 31, 2015

Operations
Net investment income	$15,648,374	$10,500,990

Net realized gain	71,792,974	110,410,860

Net change in unrealized appreciation/depreciation	250,933,367	125,551,496

Net increase in net assets resulting from operations	338,374,715	246,463,346

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(1,646,355)	(5,430,289)
Class B	—	—
Class C	—	—
Class I	(4,170,643)	(7,446,914)
Class R	—	(86,766)
Class Y	(4,723,583)	(4,127,214)

	(10,540,581)	(17,091,183)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	575,810,520	793,421,654
Class B	(3,091,809)	(3,589,902)
Class C	42,486,990	74,923,102
Class I	178,302,293	79,137,586
Class R	8,762,957	18,771,959
Class Y	729,119,747	721,379,351

	1,531,390,698	1,684,043,750

Net Assets
Total increase	1,859,224,832	1,913,415,913

Beginning of period	4,750,220,537	2,836,804,624

End of period (including accumulated net investment income of $9,969,624 and $4,655,887, respectively)	$6,609,445,369	$4,750,220,537

See accompanying Notes to Financial Statements.

21 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$36.38	$33.92	$27.32	$20.56	$21.90

Income (loss) from investment operations:
Net investment income[2]	0.05	0.06	0.14	0.20	0.12
Net realized and unrealized gain (loss)	1.87	2.55	6.69	6.81	(0.55)

Total from investment operations	1.92	2.61	6.83	7.01	(0.43)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.02)	(0.15)	(0.23)	(0.25)	(0.91)

Net asset value, end of period	$38.28	$36.38	$33.92	$27.32	$20.56

Total Return, at Net Asset Value[3]	5.29%	7.77%	25.06%	34.40%	(1.39)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,678,644	$1,968,434	$1,076,376	$593,624	$454,037

Average net assets (in thousands)	$2,462,620	$1,373,719	$922,903	$517,067	$476,217

Ratios to average net assets:[4]
Net investment income	0.14%	0.18%	0.42%	0.83%	0.61%
Expenses excluding specific expenses listed below	1.29%	1.19%	1.20%	1.24%	1.29%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.29%	1.19%	1.20%	1.24%	1.29%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.28%	1.18%	1.19%	1.24%	1.29%

Portfolio turnover rate	19%	15%	18%	25%	46%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	1.30%
Year Ended August 31, 2015	1.20%
Year Ended August 29, 2014	1.21%
Year Ended August 30, 2013	1.24%
Year Ended August 31, 2012	1.29%

See accompanying Notes to Financial Statements.

22 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Class B	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$34.35	$32.11	$25.87	$19.47	$20.59

Income (loss) from investment operations:
Net investment loss[2]	(0.23)	(0.21)	(0.13)	(0.03)	(0.08)
Net realized and unrealized gain (loss)	1.78	2.45	6.37	6.45	(0.43)

Total from investment operations	1.55	2.24	6.24	6.42	(0.51)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.02)	(0.61)

Net asset value, end of period	$35.90	$34.35	$32.11	$25.87	$19.47

Total Return, at Net Asset Value[3]	4.51%	6.98%	24.12%	33.01%	(2.10)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,611	$9,416	$12,523	$12,246	$13,160

Average net assets (in thousands)	$8,073	$9,751	$13,627	$12,556	$18,009

Ratios to average net assets:[4]
Net investment loss	(0.67)%	(0.65)%	(0.43)%	(0.13)%	(0.40)%
Expenses excluding specific expenses listed below	2.02%	1.94%	1.96%	2.29%	2.40%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	2.02%	1.94%	1.96%	2.29%	2.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.01%	1.93%	1.95%	2.13%	2.17%

Portfolio turnover rate	19%	15%	18%	25%	46%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	2.03%
Year Ended August 31, 2015	1.95%
Year Ended August 29, 2014	1.97%
Year Ended August 30, 2013	2.29%
Year Ended August 31, 2012	2.40%

See accompanying Notes to Financial Statements.

23 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$33.92	$31.71	$25.61	$19.30	$20.56

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.21)	(0.18)	(0.10)	0.02	(0.03)
Net realized and unrealized gain (loss)	1.74	2.39	6.28	6.39	(0.49)

Total from investment operations	1.53	2.21	6.18	6.41	(0.52)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	(0.08)	(0.10)	(0.74)

Net asset value, end of period	$35.45	$33.92	$31.71	$25.61	$19.30

Total Return, at Net Asset Value[3]	4.48%	6.97%	24.14%	33.33%	(2.07)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$339,118	$281,439	$193,529	$104,547	$76,156

Average net assets (in thousands)	$327,473	$211,533	$161,291	$88,338	$81,613

Ratios to average net assets:[4]
Net investment income (loss)	(0.62)%	(0.57)%	(0.34)%	0.07%	(0.14)%
Expenses excluding specific expenses listed below	2.04%	1.94%	1.96%	2.02%	2.04%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	2.04%	1.94%	1.96%	2.02%	2.04%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.03%	1.93%	1.95%	2.02%	2.04%

Portfolio turnover rate	19%	15%	18%	25%	46%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	2.05%
Year Ended August 31, 2015	1.95%
Year Ended August 29, 2014	1.97%
Year Ended August 30, 2013	2.02%
Year Ended August 31, 2012	2.04%

See accompanying Notes to Financial Statements.

24 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Class I	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Period Ended August 31, 2012[2]

Per Share Operating Data
Net asset value, beginning of period	$36.23	$33.76	$27.17	$20.40	$18.38

Income (loss) from investment operations:
Net investment income[3]	0.21	0.21	0.26	0.30	0.15
Net realized and unrealized gain	1.87	2.54	6.66	6.83	1.87

Total from investment operations	2.08	2.75	6.92	7.13	2.02

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.28)	(0.33)	(0.36)	0.00

Net asset value, end of period	$38.17	$36.23	$33.76	$27.17	$20.40

Total Return, at Net Asset Value[4]	5.75%	8.27%	25.59%	35.34%	10.99%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,272,537	$1,032,630	$893,125	$571,154	$1,093

Average net assets (in thousands)	$1,132,539	$911,969	$787,902	$114,975	$293

Ratios to average net assets:[5]
Net investment income	0.57%	0.60%	0.81%	1.15%	1.20%
Expenses excluding specific expenses listed below	0.85%	0.76%	0.77%	0.83%	0.83%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses[7]	0.85%	0.76%	0.77%	0.83%	0.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%	0.75%	0.76%	0.83%	0.83%

Portfolio turnover rate	19%	15%	18%	25%	46%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from December 29, 2011 (inception of offering) to August 31, 2012.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	0.86%
Year Ended August 31, 2015	0.77%
Year Ended August 29, 2014	0.78%
Year Ended August 30, 2013	0.83%
Period Ended August 31, 2012	0.83%

See accompanying Notes to Financial Statements.

25 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$34.92	$32.55	$26.22	$19.75	$21.03

Income (loss) from investment operations:
Net investment income (loss)[2]	(0.05)	(0.02)	0.04	0.12	0.05
Net realized and unrealized gain (loss)	1.80	2.46	6.44	6.53	(0.51)

Total from investment operations	1.75	2.44	6.48	6.65	(0.46)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.07)	(0.15)	(0.18)	(0.82)

Net asset value, end of period	$36.67	$34.92	$32.55	$26.22	$19.75

Total Return, at Net Asset Value[3]	5.01%	7.53%	24.74%	33.90%	(1.67)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,150	$60,908	$39,082	$27,641	$24,303

Average net assets (in thousands)	$68,089	$45,566	$35,888	$26,402	$25,519

Ratios to average net assets:[4]
Net investment income (loss)	(0.15)%	(0.07)%	0.13%	0.50%	0.28%
Expenses excluding specific expenses listed below	1.53%	1.44%	1.46%	1.57%	1.62%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.53%	1.44%	1.46%	1.57%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.52%	1.43%	1.45%	1.57%	1.62%

Portfolio turnover rate	19%	15%	18%	25%	46%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	1.54%
Year Ended August 31, 2015	1.45%
Year Ended August 29, 2014	1.47%
Year Ended August 30, 2013	1.57%
Year Ended August 31, 2012	1.62%

See accompanying Notes to Financial Statements.

26 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Class Y	Year Ended August 31, 2016	Year Ended August 31, 2015	Year Ended August 29, 2014[1]	Year Ended August 30, 2013[1]	Year Ended August 31, 2012

Per Share Operating Data
Net asset value, beginning of period	$36.16	$33.71	$27.14	$20.45	$21.81

Income (loss) from investment operations:
Net investment income[2]	0.15	0.16	0.26	0.32	0.22
Net realized and unrealized gain (loss)	1.85	2.52	6.61	6.73	(0.57)

Total from investment operations	2.00	2.68	6.87	7.05	(0.35)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.23)	(0.30)	(0.36)	(1.01)

Net asset value, end of period	$38.06	$36.16	$33.71	$27.14	$20.45

Total Return, at Net Asset Value[3]	5.53%	8.05%	25.40%	34.85%	(0.95)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,239,385	$1,397,394	$622,170	$106,696	$394,848

Average net assets (in thousands)	$1,932,568	$819,230	$357,072	$429,700	$381,371

Ratios to average net assets:[4]
Net investment income	0.41%	0.47%	0.79%	1.35%	1.12%
Expenses excluding specific expenses listed below	1.04%	0.95%	0.96%	0.83%	0.82%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%

Total expenses[6]	1.04%	0.95%	0.96%	0.83%	0.82%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.03%	0.94%	0.95%	0.83%	0.82%

Portfolio turnover rate	19%	15%	18%	25%	46%

1. August 29, 2014 and August 30, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Year Ended August 31, 2016	1.05%
Year Ended August 31, 2015	0.96%
Year Ended August 29, 2014	0.97%
Year Ended August 30, 2013	0.83%
Year Ended August 31, 2012	0.82%

See accompanying Notes to Financial Statements.

27 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS August 31, 2016

1. Organization

Oppenheimer International Small-Mid Company Fund (the “Fund”), formerly known as Oppenheimer International Small Company Fund, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s previous reporting period was the last day the New York Stock Exchange was open for trading during that period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

28 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

2. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each REIT and other industry sources. These

29 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

estimates may subsequently be revised based on information received from REITs after their tax reporting periods are concluded.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended August 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

30 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

2. Significant Accounting Policies (Continued)

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$24,504,208	$—	$74,382,129	$960,875,906

1. At period end, the Fund had $51,708,575 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2018	$43,762,435
2019	7,946,140

Total	$51,708,575

2. At period end, the Fund had $22,673,554 of post-October losses available to offset future realized capital gains, if any.

3. During the reporting period, the Fund utilized $95,316,752 of capital loss carryforward to offset capital gains realized in that fiscal year.

4. During the previous reporting period, the Fund utilized $107,631,796 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Accumulated Net Investment Income	Increase to Accumulated Net Realized Loss on Investments

$205,944	$205,944

The tax character of distributions paid during the reporting periods:

	Year Ended August 31, 2016	Year Ended August 31, 2015

Distributions paid from:
Ordinary income	$10,540,581	$17,091,183

31 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,601,312,148
Federal tax cost of other investments	808

Total federal tax cost	$5,601,312,956

Gross unrealized appreciation	$1,470,578,723
Gross unrealized depreciation	(509,702,817)

Net unrealized appreciation	$960,875,906

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the

32 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

3. Securities Valuation (Continued)

mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies

33 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

34 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

3. Securities Valuation (Continued)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$—	$1,046,105,594	$—	$1,046,105,594
Consumer Staples	—	457,295,878	1,545	457,297,423
Financials	—	648,713,436	—	648,713,436
Health Care	327,040,322	1,190,932,490	—	1,517,972,812
Industrials	76,303,472	1,015,077,619	—	1,091,381,091
Information Technology	184,383,784	842,204,464	—	1,026,588,248
Materials	—	247,911,647	—	247,911,647
Telecommunication Services	—	27,150,478	—	27,150,478
Preferred Stock	—	42,022,350	—	42,022,350
Investment Company	459,077,211	—	—	459,077,211

Total Assets	$1,046,804,789	$5,517,413,956	$1,545	$6,564,220,290

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at
Value:
Common Stocks
Financials	$(23,839,493)	$23,839,493
Health Care	(31,489,414)	31,489,414
Industrials	(948,245)	948,245

Total Assets	$(56,277,152)	$56,277,152

35 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may

36 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

4. Investments and Risks (Continued)

invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended. Effective September 28, 2016, IMMF will change its name to Oppenheimer Institutional Government Money Market Fund.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields,

37 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	38,398,173	$1,393,559,303	33,407,860	$1,172,078,436
Dividends and/or distributions reinvested	42,177	1,566,036	159,497	5,142,208
Redeemed	(22,570,190)	(819,314,819)	(11,198,854)	(383,798,990)

Net increase	15,870,160	$575,810,520	22,368,503	$793,421,654

Class B
Sold	64,554	$2,200,457	79,889	$2,702,917
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(154,518)	(5,292,266)	(195,755)	(6,292,819)

Net decrease	(89,964)	$(3,091,809)	(115,866)	$(3,589,902)

Class C
Sold	3,343,233	$112,655,948	3,490,102	$115,824,832
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	(2,073,162)	(70,168,958)	(1,296,489)	(40,901,730)

Net increase	1,270,071	$42,486,990	2,193,613	$74,923,102

Class I
Sold	11,533,336	$420,251,741	7,255,657	$252,693,291
Dividends and/or distributions reinvested	108,766	4,013,471	227,684	7,285,880
Redeemed	(6,804,462)	(245,962,919)	(5,432,206)	(180,841,585)

Net increase	4,837,640	$178,302,293	2,051,135	$79,137,586

Class R
Sold	1,196,254	$41,591,548	1,000,523	$33,657,490
Dividends and/or distributions reinvested	—	—	2,722	84,376
Redeemed	(945,842)	(32,828,591)	(459,519)	(14,969,907)

Net increase	250,412	$8,762,957	543,726	$18,771,959

38 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

6. Shares of Beneficial Interest (Continued)

	Year Ended August 31, 2016		Year Ended August 31, 2015
	Shares	Amount	Shares	Amount

Class Y
Sold	40,868,234	$1,475,323,887	30,178,601	$1,056,502,426
Dividends and/or distributions reinvested	117,809	4,341,268	112,497	3,597,628
Redeemed	(20,800,203)	(750,545,408)	(10,101,282)	(338,720,703)

Net increase	20,185,840	$729,119,747	20,189,816	$721,379,351

7. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$2,782,913,795	$955,150,422

8. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule Through March 31, 2016

Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $4 billion	0.67
Over $6 billion	0.65

Fee Schedule Effective April 1, 2016

Up to $500 million	1.00%
Next $500 million	0.95
Next $4 billion	0.92
Over $5 billion	0.90

The Fund’s effective management fee for the reporting period was 0.80% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer

39 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Fees and Other Transactions with Affiliates (Continued)

agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	14,507
Accumulated Liability as of August 31, 2016	99,888

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A

40 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

8. Fees and Other Transactions with Affiliates (Continued)

shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Year Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor
August 31, 2016	$474,310	$20,896	$6,511	$62,172	$2

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $812,342 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

9. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

41 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

NOTES TO FINANCIAL STATEMENTS Continued

10. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

42 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer International Small-Mid Company Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer International Small-Mid Company Fund, formerly Oppenheimer International Small Company Fund, including the statement of investments, as of August 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2016, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer International Small-Mid Company Fund as of August 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 25, 2016

43 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $83,895,366 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $915,021 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The Fund has elected the application of Section 853 of the Internal Revenue Code to permit shareholders to take a federal income tax credit or deduction, at their option, on a per share basis. The maximum amount allowable but not less than $8,359,550 of foreign income taxes were paid by the Fund during the reporting period. A separate notice will be mailed to each shareholder, which will reflect the proportionate share of such foreign taxes which must be treated by shareholders as gross income for federal income tax purposes.

Gross income of the maximum amount allowable but not less than $35,117,189 was derived from sources within foreign countries or possessions of the United States.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

44 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

45 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007), Trustee (since 2005) Year of Birth: 1943	Governor and Vice Chairman of Community Foundation of the Florida Keys (non- profit) (since July 2012); Trustee of the Board of Trustees, The Jackson Laboratory (non-profit) (1991-2011 and since May 2014); Chairman Emeritus (since August 2011) of The Jackson Laboratory (non-profit); Member of Zurich Insurance Group’s Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Sub-Adviser’s parent company) (September 2004-June 2015); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beth Ann Brown, Trustee (since 2016) Year of Birth: 1968	Advisor, Board of Advisors of Caron Engineering Inc. (since December 2014); Independent Consultant (since September 2012); held the following positions at Columbia Management Investment Advisers LLC: Head of Intermediary Distribution (2008-2012), Managing Director, Strategic Relations (2005-2008), Managing Director, Head of National Accounts (2004-2005); Senior Vice President, National Account Manager (2002-2004), Senior Vice President, Key Account Manager (1999-2002) and Vice President, Key Account Manager (1996-1999) of Liberty Funds Distributor, Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit) (since 2012); and Vice President and Director of Grahamtastic Connection (non-profit) (since May 2013). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Brown has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Matthew P. Fink, Trustee (since 2005) Year of Birth: 1941	Trustee of the Committee for Economic Development (policy research foundation) (2005-2011); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004); Author of The Rise of Mutual Funds: An Insider’s View published by Oxford University Press (second edition 2011). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

46 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Edmund P. Giambastiani, Jr., Trustee (since 2013) Year of Birth: 1948	Advisory Board Member of the Maxwell School of Citizenship and Public Affairs of Syracuse University (since April 2012); Director of Mercury Defense Systems Inc. (information technology) (August 2011-February 2013); Trustee of the U.S. Naval Academy Foundation (since November 2010); Advisory Board Member of the Massachusetts Institute of Technology Lincoln Laboratory (federally-funded research development center) (since May 2010); Director of The Boeing Company (aerospace and defense) (since October 2009); Trustee of MITRE Corporation (federally-funded research development center) (since September 2008); Independent Director of QinetiQ Group Plc (defense technology and security) (February 2008-August 2011); Chairman of Monster Worldwide, Inc. (on-line career services) (since March 2015), Lead Director (June 2011-March 2015); Chairman of Alenia North America, Inc. (military and defense products) (January 2008-October 2009); Director of SRA International, Inc. (information technology and services) (January 2008-July 2011); President of Giambastiani Group LLC (national security and energy consulting) (since October 2007); United States Navy, career nuclear submarine officer (June 1970-October 2007), Vice Chairman of the Joint Chiefs of Staff (2005-October 2007), Supreme Allied Commander of NATO Commander Transformation (2003-2005), Commander, U.S. Joint Forces Command (2002-2005). Since his retirement from the U.S. Navy in October 2007, Admiral Giambastiani has also served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior and the Central Intelligence Agency. He currently serves as a federal commissioner on the Military Compensation and Retirement Modernization Commission. Oversees 55 portfolios in the OppenheimerFunds complex. Admiral Giambastiani has served on the Boards of certain Oppenheimer funds since February 2013, including as an Advisory Board Member for certain Oppenheimer funds, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations. For purposes of this report, Admiral Giambastiani is identified as a Trustee.

Elizabeth Krentzman, Trustee (since 2014) Year of Birth: 1959	Advisory Board Member of the University of Florida Law Center Association (since 2016) and the Securities and Exchange Commission Historical Society (since 2007); held the following positions at Deloitte & Touche LLP: Principal and Chief Regulatory Advisor for Asset Management Services (2007-2014) and U.S. Mutual Fund Leader (2011-2014); General Counsel of the Investment Company Institute (trade association) (June 2004-April 2007); held the following positions at Deloitte & Touche LLP: National Director of the Investment Management Regulatory Consulting Practice (1997-2004), Principal (2003-2004), Director (1998-2003) and Senior Manager (1997-1998); Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation (1996- 1997) and various positions with the Division of Investment Management – Office of Regulatory Policy (1991-1996) of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray (1987-1991). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Krentzman has served on the Boards of certain Oppenheimer funds since August 2014, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

47 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Mary F. Miller, Trustee (since 2004) Year of Birth: 1942	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (October 1998-November 2011); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2002) Year of Birth: 1952	Director of Greenwall Foundation (since October 2013); Member of Board and Investment Committee of The Greenwall Foundation (since April 2013); Member of the Vestry of Trinity Wall Street (since April 2012); Director of Southern Africa Legal Services Foundation (since March 2012); Board Member of Pulitzer Center for Crisis Reporting (non-profit journalism) (since March 2011); Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch (since July 2000) and Member of the Investment Committee and Board of Historic Hudson Valley (since February 2010). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joanne Pace, Trustee (since 2012) Year of Birth: 1958	Advisory Board Director of Massey Quick and Company, LLC (since October 2014); Board Director of Horizon Blue Cross Blue Shield of New Jersey (since November 2012); Advisory Board Director of The Alberleen Group LLC (since March, 2012); Board Member (since January 2015), Advisory Council Member (December 2012-December 2014) of 100 Women in Hedge Funds (non-profit) (since December, 2012); Advisory Council Member of Morgan Stanley Children’s Hospital (non-profit) (since May, 2012); Board Director of The Komera Project (non-profit) (since April, 2012); New York Advisory Board Director of Peace First (non-profit) (2010-2015); Senior Advisor of SECOR Asset Management, LP (2010-2011); Managing Director and Chief Operating Officer of Morgan Stanley Investment Management (2006-2010); Partner and Chief Operating Officer of FrontPoint Partners, LLC (hedge fund) (2005-2006); held the following positions at Credit Suisse: Managing Director (2003-2005); Global Head of Human Resources and member of Executive Board and Operating Committee (2004-2005), Global Head of Operations and Product Control (2003-2004); held the following positions at Morgan Stanley: Managing Director (1997-2003), Controller and Principal Accounting Officer (1999-2003); Chief Financial Officer (temporary assignment) for the Oversight Committee, Long Term Capital Management (1998-1999). Lead Independent Director and Chair of the Audit and Nominating Committee of The Global Chartist Fund, LLC of Oppenheimer Asset Management (2011-2012); Board Director of Managed Funds Association (2008-2010); Board Director of Morgan

48 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Joanne Pace, Continued	Stanley Foundation (2007-2010) and Investment Committee Chair (2008-2010). Oversees 55 portfolios in the OppenheimerFunds complex. Ms. Pace has served on the Boards of certain Oppenheimer funds since November 2012, including as an Advisory Board Member for certain Oppenheimer funds, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Board’s deliberations. For purposes of this report, Ms. Pace is identified as a Trustee.

Daniel Vandivort, Trustee (since 2014) Year of Birth: 1954	Chairman and Lead Independent Director/Trustee (March 2010-September 2014), Chairman of the Audit Committee (March 2009-September 2014) and Director/ Trustee (December 2008-September 2014) of the Board of Directors/Trustees of Value Line Funds; Trustee, Board of Trustees of Huntington Disease Foundation of America (since January 2015 and June 2007-December 2013): Trustee, Board of Trustees, RIM Retirement Savings Plan (2005-2007); President and Chief Investment Officer, Robeco Investment Management, formerly known as Weiss Peck and Greer (January 2005-June 2007); Member, Management Committee of Robeco Investment Management (2001-2007); Chairman and Trustee of the Board of Trustees of Weiss, Peck and Greer Funds (2004-2005); Managing Director and Head of Fixed Income, Weiss, Peck and Greer (November 1994-January 2005); Managing Director and Head of Fixed Income, CS First Boston Investment Management (January 1992-November 1994); Director, Global Product Development, First Boston Asset Management (November 1989 to January 1992); Vice President, Fixed Income Sales, First Boston Corp. (May 1984-November 1989). Oversees 55 portfolios in the OppenheimerFunds complex. Mr. Vandivort has served on the Boards of certain Oppenheimer funds since 2014, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEES

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958	Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 101 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Mr. Kanovich, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

49 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Rezo Kanovich, Vice President (since 2012) Year of Birth: 1975	Vice President of the Sub-Adviser (since May 2009). Senior Portfolio Manager (since January 2012). Senior Research Analyst of the Sub-Adviser (2007-2012) and a Research Analyst of the Sub-Adviser (2005-2007). A portfolio manager and an officer in the OppenheimerFunds complex.

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 101 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 101 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 101 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub- Adviser (August 2002-2007). An officer of 101 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

50 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2016 OppenheimerFunds, Inc. All Rights reserved.

51 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

52 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

53 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

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54 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

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55 OPPENHEIMER INTERNATIONAL SMALL-MID COMPANY FUND

OppenheimerFunds®

The Right Way

to Invest

Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

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Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0815.001.0816 October 25, 2016

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that Joanne Pace, the Board’s Audit Committee Chairwoman, is an audit committee financial expert and that Ms. Pace is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $30,900 in fiscal 2016 and $29,400 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $1,754 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $672,785 in fiscal 2016 and $879,472 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, system conversion testing, custody exams, and additional audit services

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $17,418 in fiscal 2016 and $13,650 in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $237,933 in fiscal 2016 and $595,129 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

0

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairwoman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $928,136 in fiscal 2016 and $1,488,251 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Small-Mid Company Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	10/17/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date: 10/17/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	10/17/2016